UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

DATE OF REPORT (Date of Earliest Event Reported): November 11, 2003

Granite Broadcasting Corporation

(Exact name of registrant as specified in its charter)

Commission File No. 0-19728

Delaware	13-3458782
(State or other Jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

767 Third Avenue, 34th Floor
New York, New York 10017
(212) 826-2530

(Address, including Zip Code, and Telephone Number,
including Area Code of Registrant’s Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report.)

Item 7.        Financial Statements and Exhibits.

(c)       Exhibits.

Exhibit No.                 Description

99                                Granite Broadcasting Corporation Press Release dated November 11, 2003

Item 12.      Results of Operations and Financial Condition.

On November 11, 2003, Granite Broadcasting Corporation (“Granite”) issued a press release setting forth its earnings for the third quarter of 2003. A copy of Granite’s press release is attached hereto as Exhibit 99 and is hereby incorporated by reference.  Granite does not intend for this Item 12 or Exhibit 99 to be incorporated by reference into filings under the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANITE BROADCASTING CORPORATION

Dated: November 12, 2003	By:	/s/ Lawrence I. Wills
Lawrence I. Wills
Senior Vice President

EXHIBIT INDEX

Exhibit No.                     Description

99                            Granite Broadcasting Corporation Press Release dated November 11, 2003